Nasdaq: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Q1 2023 Investor Conference Call May 11, 2023

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our earnings press release for the quarter ended March 31, 2023, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Program Portfolio Hospitality Liquor Liability Security Guards, Alarm Contractors & Private Investigators Workers’ Compensation Cannabis Specialty Homeowners Conifer’s Infrastructure Conifer Insurance Company Founded in 2009 Licensed & Admitted in 4 States (MI, IL, IN, SD) E&S in 49 States (Exc. NY) White Pine Insurance Company Founded in 2010 Licensed & Admitted in 44 States & DC 3

Q1 2023 Highlights Top Line Growth in Key Verticals GWP Q1 2023: $36.2M +9.9% over Q1 2022 Focus is on expanding profitable core premium within select key verticals Consistent Future Profitability Expected Q1 2023 Combined Ratio: 99.5% Net Income of $1.0 million or $0.08 per share $2.3 million in unrealized investment gains due to Company’s bond portfolio Book Value of $1.82 per share Increased 17% or $0.27 from $1.55 at 2022 year end Excludes $20.4M of DTAs ($1.68 per share) Total adjusted book value of $3.50 as of quarter ended March 31, 2023 Strategic Initiatives Continue to Drive Growth 4

Investment Thesis Focused Expertise in Niche Specialty Insurance Markets Operating Strategy 2 Attractive Entry Point Valuation Based on Operating Trajectory 3 1 5

Our Lines Of Business Commercial Personal 6 Gross Written Premium for Q1 2023: $36.2 Million, up 9.9% YoY

Focus on classes where we have deep underwriting knowledge and experience Partner with retail and select wholesale agencies and retain underwriting authority in-house: Underwriting teams have established strong relationships with retail and wholesale specialists in these lines of business. With agents who specialize in our unique classes, we remain closer to our insureds and underwrite a stronger account / risk profile. A hallmark of our success has always been tight agent relationships that generate high account retention: Commercial retention in the quarter was over 90%. High account retention allows us to selectively grow market share where we see the best pricing and profitability. Leverage ability to write on E&S and admitted paper for rate and form flexibility: Our markets continue firming, and we are seeing rate increases in our specialty markets. Increasing rate, especially Excess & Surplus lines. Maintain low limits as much as possible: vast majority of property TIV is under $1M Also, we are seeing opportunities for additional market share movement in our space Continuing to emphasize specialty business, our premium mix remains firmly dedicated to Commercial Lines with 80.0% Specialty Commercial and 20.0% Personal Lines for Q1 2023. Commercial Lines Focus: Disciplined, Quality Underwriting 7

Underwriting focus narrowing to select key verticals: commercial lines GWP increased slightly from Q1 2022 Commercial Lines represented roughly 80% of the premium written in Q1 2023 Sustained expansion of premium and market share in key geographies, including home state of Michigan $28.6 $29.0 MILLIONS 1.4% Gross Written Premium Commercial Lines 8 YTD March 31, 2023 Top Five States Gross Written Premium $ in thousands Michigan $ 9,096 31.4% California 2,806 9.7% Florida 2,472 8.5% New York 2,006 6.9% Pennsylvania 1,911 6.6% All Other 10,684 36.9% Total $ 28,975 100.0%

Underwriting teams have established strong relationships with retail and wholesale specialists in low value dwelling markets Leverage ability to write on E&S and admitted paper, where possible, for rate and form flexibility Utilize technology to appropriately price our property risks Maintain competitive advantage in ease of use for agency portal and submission/bind process Cloud-based agency portal system with strong data mining and predictive outcome capabilities Maintain rate and underwriting discipline regardless of market cycles 9 Personal Lines Focus: Niche Specialty Homeowners Products

$4.4M $7.2M MILLIONS Gross Written Premium Personal Lines production was approximately 20% of total premium in Q1 2023 Growth in low-value dwelling segment with Oklahoma as largest state +65.3% Personal Lines YTD March 31, 2023 Top Five States Gross Written Premium $ in thousands Oklahoma $ 3,500 48.4% Texas 3,241 44.8% Indiana 355 4.9% Illinois 94 1.3% Nevada 32 0.4% All Other 17 0.2% Total $ 7,239 100.0% 10

11 Claims Management Sustained Reduction in New Liability Claims 1,766 1,292 New Liability Claims Down 62% from Q1 2019 Claims are leveling off: We are seeing more consistent and predictable reported claims numbers quarter over quarter and year over year. 982 642 *new claims received as of March 31, 2023; excludes hurricanes and COVID/BI claims 678

12 Claims Management Open Claim Counts Continue to Decrease As of March 31, 2023, total open claim volume is down 39% from 2019. All Accident Years – Open Claims as of March 31st: 2019 2020 2021 2022 2023 Commercial Auto 247 232 262 276 215 Commercial Liability 2,073 1,584 1,372 1,144 1,146 Commercial Property 142 272 89 87 75 Homeowners Liability 14 9 7 18 15 Homeowners Property 100 41 53 58 111 Liquor Liability 137 106 92 79 74 Realtors E&O 44 41 30 40 56 Workers’ Compensation 274 164 160 146 161 Total 3,031 2,449 2,065 1,848 1,853 89% Decrease from Q1 2019

Operating Strategy Attractive Entry Point Valuation Based on Operating Trajectory Focused Expertise in Niche Specialty Insurance Markets 2 3 1 Investment Thesis 13

Strategic Initiatives: Progress to Date Focusing on select key verticals in specialty commercial and personal lines Significant Rate Increases Infrastructure in place to handle anticipated organic growth Reducing exposure to underperforming markets and geographies Expense management initiatives delivering results Narrowing focus to select specialty markets and reliable geographic venues Rate continues to contribute significantly to premium growth Emphasis on achieving appropriate scale Substantial decrease in number of open claims leads to more predictable loss-cost predictions in future periods Expense ratio 37.3% for Q1 2023 14

+9.9% Q1 2023 Results Overview Results Reflect Disciplined Growth 15 $33.0M $36.2M MILLIONS Gross Written Premium: GWP was $36.2M in Q1 2023 – up 9.9% from Q1 2022 Commercial Lines GWP increased 1.4% in Q1 2023 GWP increased in Q1 2023 for the profitable lines of business in our Small Business group Commercial Lines combined ratio was 97.6% Personal Lines continued to expand in historically profitable low value dwelling business line Net Earned Premium: NEP was $22.0M in Q1 2023, compared to $24.0M in Q1 2022 Commercial Lines NEP was $17.1M in Q1 2023, down 16.6% year over year Personal Lines NEP increased 40.7% to $4.8M for Q1 2023, compared to $3.4M for the same period in 2022 Gross Written Premium

Continued focus on disciplined underwriting in select key verticals within our most profitable specialty lines of business For Q1 2023: Personal Lines combined ratio was 106.1% Commercial Lines combined ratio was 97.6% Since 2018, significant re-underwriting has taken place in our Commercial Lines, eliminating poor performers and geographies The Company’s 2022 reserve strengthening efforts have resulted in significant improvements and laid the groundwork for continued profitability 80% of total premiums in Q1 2023 were from core specialty commercial business in historically profitable lines and geographies Continued organic growth is expected to come from select key commercial lines verticals and low-value dwelling programs through 2023 and beyond Q1 2023 Combined Ratio 112.5% 99.5% 16 Combined Ratio (1300bps)

17 Q1 2023 Investment Portfolio Net Investment Income for Q1 2023: $1.3M Highly liquid portfolio of investment grade debt securities Total investment securities of $141.1M at March 31, 2023: Average duration: 3.4 years Average tax-equivalent yield: ~2.4% Average credit quality: AA Debt Security Portfolio Credit Rating $ in thousands March 31, 2023 Fair Value % of Total AAA $ 28,278 26% AA 50,061 45% A 18,852 17% BBB 13,442 12% Total Debt Securities $ 110,633 100% Debt Security Portfolio Allocation

Operating Strategy 2 Attractive Entry Point Valuation Based on Operating Trajectory 3 Focused Expertise in Niche Specialty Insurance Markets 1 Investment Thesis 18

Balance Sheet Remains Well-Positioned to Support Companies Significant Runway for Additional Growth Opportunities Financial Trends Moving Toward Sustainably Profitable Operations Tech Investments Create a Scalable Platform Why Conifer 19

Aligned and Experienced Management Team Insiders own nearly 70% of outstanding stock James Petcoff Executive Chairman & Co-CEO As Executive Chairman & Co-Chief Executive Officer of Conifer Holdings, Inc., Jim Petcoff is responsible for establishing the overall direction and materializing the strategy of the Company. Mr. Petcoff and Mr. Nicholas Petcoff founded the Company in 2009. He has over 35 years of insurance industry experience, including founding North Pointe Insurance Company in 1986, taking it public in 2005 and facilitating the sale to QBE Holdings Inc. in 2008. Mr. Petcoff has a B.A. from Michigan State University, a M.B.A. from University of Detroit and a J.D. from University of Detroit School of Law. Mr. Petcoff's extensive executive leadership and public company expertise provides irreplaceable direction for the continued growth of the Company. Nicholas Petcoff Director & Co-CEO As Director & Co-Chief Executive Officer of Conifer Holdings, Inc., Nick Petcoff oversees the Company's Underwriting, Reinsurance, Claims and Information Technology operations. Mr. Petcoff is also Director and President of Conifer Insurance Company and President of White Pine Insurance Company, both wholly owned subsidiaries of Conifer Holdings, Inc. He has been with the Company since 2009 and has more than 17 years of experience in the insurance industry. Mr. Petcoff’s distinctive skillset in the areas of Underwriting, Claims and Treaty Reinsurance equips him to direct the Company’s overall strategy, growing the business while enabling the Company to conceptualize and deftly respond to market needs. Brian Roney President As President of Conifer Holdings, Inc., Brian Roney oversees the Company's finance and investor relations functions, as well as general operations. He has been with the Company since 2010 and has over 24 years of experience in the insurance industry. Mr. Roney has a B.A. from the University of Notre Dame and a M.B.A. from the University of Detroit. Mr. Roney has more than 34 years of financial services experience and spent 10 years in the securities industry as a principal with a broker-dealer, where he specialized in public and private offerings and held FINRA (NASD) Series 7, 24 and 63 licenses. Mr. Roney's prior experience with multiple publicly traded insurance companies brings vital public company expertise to the executive leadership team. Harold Meloche Chief Financial Officer & Treasurer As Chief Financial Officer and Treasurer of Conifer Holdings, Inc., Harold Meloche has primary responsibility over accounting and financial reporting. Mr. Meloche has been with the Company since 2013 and has over 28 years of experience in the insurance industry. Mr. Meloche is a registered Certified Public Accountant and his analytical expertise bears considerable value to the Company’s financial leadership team. 20

Contact: Jessica Gulis (248) 559-0840 ir@cnfrh.com Appendix Income Statement Balance Sheet Summary Financial Information Adjusted Operating EPS 21

Net income of $1.0 million, or $0.08 per share, based on 12.2 million average shares outstanding For Q1 2023, adjusted operating income was $307,000, or $0.03 per share Three Months Ended March 31, ($ in thousands, except per share data) 2023 2022 Gross Written Premium $ 36,214 $ 32,964 Net Written Premium 18,342 18,021 Net Earned Premium 21,952 23,955 Net Income (Loss) 1,001 (2,870) EPS, Basic and Diluted $ 0.08 ($ 0.30) Adjusted Operating Income (Loss) 307 (3,076) Adjusted Operating Income (Loss) per share $ 0.03 $ (0.32) Q1 2023 Income Statement 22

Shareholders’ equity of $22.29 million – book value of $1.82 per share $1.68 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $3.50 as of quarter ended March 31, 2023 Summary Balance Sheet $ in thousands March 31, 2023 March 31, 2022 Cash & Invested Assets $ 162,662 $ 180,961 Reinsurance Recoverables 70,124 42,892 Goodwill and Intangible Assets 985 985 Total Assets $ 293,171 $ 284,931 Unpaid Losses and Loss Adjustment Expenses 145,362 140,938 Unearned Premiums 69,807 65,468 Debt 33,954 38,642 Total Liabilities $ 270,879 $ 254,547 Total Shareholders' Equity $ 22,292 $ 30,384 March 31, 2023 Balance Sheet 23

Operating Results Three Months Ended March 31,  $ in thousands, except per share data 2023 2022 Gross Written Premiums $36,214 32,964 Ceded Written Premiums (17,872) (14,943) Net Written Premiums 18,342 18,021 Net Earned Premiums 21,952 23,955 Net Investment Income 1,307 507 Net Realized Investment Gains (Losses) - (69) Change in Fair Value of Equity Securities 694 280 Other Gains (Losses) - (5) Other Income 626 698 Total Revenue and Other Income 24,579 25,366 Losses and Loss Adjustment Expenses, Net 13,713 18,018 Policy Acquisition Costs 4,721 5,464 Operating Expenses 4,279 4,160 Interest Expense 686 711 Total Expenses 23,399 28,353 Income (Loss) before Equity Earnings in Affiliate and Income Taxes 1,180 (2,987) Equity Earnings in Affiliate, Net of Tax (179) 76 Income Tax (Benefit) Expense - (41) Net Income (Loss) 1,001 (2,870) Earnings (Loss) per Common Share, Basic and Diluted 0.08 (0.30) Weighted Average Common Shares Outstanding, Basic and Diluted 12,215,849 9,707,817 Summary Financial Information 24

Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted Operating Income 25